UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 22, 2023

MORINGA ACQUISITION CORP

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40073	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

250 Park Avenue, 7th Floor
New York, NY	11040
(Address of Principal Executive Offices)	(Zip Code)

(212) 572-6395

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share and one-half of a redeemable warrant	MACAU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	MACA	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MACAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Trust Agreement Amendment

On August 18, 2023, upon the shareholders’ approval of the Trust Extension Proposal (as defined below), Moringa Acquisition Corp (the “Company”), entered into an amendment (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement, dated February 19, 2021, as amended on February 9, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to allow the extension of the date by which the Company must consummate its initial business combination from August 19, 2023 to August 19, 2024, or such earlier date as determined by the Company’s board of directors (the “Board”) (the “Extension”).

The foregoing description is qualified in its entirety by reference to the Trust Agreement Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Issuance of New Promissory Note to Sponsor

On August 18, 2023, the Company issued a new promissory note (the “New Note”) in a principal amount of up to $154,505.76 to Moringa Sponsor LP (the “Sponsor”) in connection with the Extension. The New Note represents the Company’s obligation to repay $12,875.48 per month, or up to $154,505.76 in total, of funds to be contributed by the Sponsor to the Company’s trust account (the “Trust Account”) on or before August 19, 2023, and the 19th day of each subsequent calendar month until August 19, 2024 or such earlier date that the Board determines to liquidate the Company or the date an initial business combination is completed.

The New Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial business combination, or (b) the date of the liquidation of the Company.

The foregoing description is qualified in its entirety by reference to the New Note, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Extension of Existing Sponsor Promissory Notes

On August 18, 2023, in connection with the Extension, the Company and the Sponsor executed amendments to all existing promissory notes issued by the Company to the Sponsor (other than the First Extension Note, as defined below, and the promissory note dated June 14, 2023, for which the maturity date became August 19, 2024 automatically upon approval of the Extension by the Company’s shareholders) in order to extend the maturity date on which such notes must be repaid to the earlier of August 19, 2024 or the date on which the Company consummates its initial business combination. The form of amendment to each such existing promissory note is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

The maturity date of the promissory note in an amount of $480,000, dated as of February 7, 2023, issued by the Company to the Sponsor, representing the Company’s obligation to repay the Sponsor’s contributions to the Trust Account in connection with the previous, six-month extension of the deadline for the Company’s initial business combination to August 19, 2023 (the “First Extension Note”), was not amended. The maturity date for the First Extension Note remains the earlier of (a) the date of the consummation of the Company’s initial business combination, or (b) the date of the liquidation of the Company.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure under the headings “Issuance of New Promissory Note to Sponsor” and “Extension of Existing Sponsor Promissory Notes” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 18, 2023, the Company filed two amendments (the “Extension Amendment” and “Conversion Amendment”) to the Company’s Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Articles”) with the Registrar of Companies in the Cayman Islands. The Extension Amendment extends the date by which the Company must consummate its initial business combination from August 19, 2023 to August 19, 2024, or such earlier date as determined by the Board. The Conversion Amendment amends certain provisions of the Amended and Restated Articles in order to allow each holder of the Company’s Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”) to convert such shares into the Company’s Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”), on a one-for-one basis at any time prior to the closing of a business combination, at the election of such holder.

The foregoing description is qualified in its entirety by reference to the Extension Amendment and Conversion Amendment, copies of which are attached as Exhibits 3.1 and 3.2, respectively, hereto and which are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 18, 2023, the Company reconvened its extraordinary general meeting in lieu of 2023 annual general meeting (the “Meeting”), after the Meeting had been adjourned on its originally scheduled date of August 16, 2023. At the reconvened Meeting, the Company’s shareholders approved the following items: (i) a proposal to adopt, by way of special resolution, the Extension Amendment to the Amended and Restated Articles (the “Articles Extension Proposal”); (ii) a proposal to adopt the Trust Agreement Amendment (the “Trust Extension Proposal”); and (iii) a proposal to approve, by way of special resolution, the Conversion Amendment to the Amended and Restated Articles (the “Conversion Amendment Proposal”).

The affirmative vote of at least two-thirds (2/3) of the ordinary shares of the Company (consisting of the Class A ordinary shares and the Class B ordinary shares, voting together) (the “Ordinary Shares”) voted at the Meeting was required to approve each of the Articles Extension Proposal and the Conversion Amendment Proposal, and the affirmative vote of at least 65% of the outstanding Ordinary Shares entitled to vote thereon was required to approve the Trust Extension Proposal.

Each of the proposals presented at the Meeting was duly approved by the requisite majority of the ordinary shares of the Company needed for approval of that proposal (as described above). Set forth below are the final voting results for each of the proposals:

Articles Extension Proposal

The Articles Extension Proposal was approved by 90.3% of the Ordinary Shares present and voting on the proposal. The voting results of the Ordinary Shares were as follows:

For	Against	Abstain
4,870,059	523,208	0

Trust Extension Proposal

The Trust Extension Proposal was approved by 81.9% of the issued and outstanding Ordinary Shares (all of which were entitled to vote on the proposal). The voting results of the Ordinary Shares were as follows:

For	Against	Abstain
4,870,059	523,208	0

Conversion Amendment Proposal

The Conversion Amendment Proposal was approved by 99.1% of the Ordinary Shares present and voting on the proposal. The voting results of the Ordinary Shares were as follows:

For	Against	Abstain
5,343,163	50,004	100

Item 8.01. Other Events.

On August 18, 2023, upon the implementation of the Conversion Amendment and the Extension, the Sponsor voluntarily elected to convert 2,874,999 Class B ordinary shares to Class A ordinary shares, on a one-for-one basis, in accordance with the Amended and Restated Articles, as amended by the Conversion Amendment (the “Class B Conversion”).

Additionally, in connection with the implementation of the Extension, the Company’s public shareholders elected to redeem 2,074,548 Class A ordinary shares (the “Redemption”).

Upon completion of the Class B Conversion and the Redemption, 3,870,018 Class A ordinary shares (consisting of 515,019 publicly held Class A ordinary shares, 2,874,999 Sponsor-held founder Class A ordinary shares (converted from Class B ordinary shares), 380,000 private Class A ordinary shares (held by the Sponsor and EarlyBirdCapital, Inc., in the aggregate), and 100,000 “representative” Class A ordinary shares held by EarlyBirdCapital, Inc.) and one Class B ordinary share (held by the Sponsor) will remain issued and outstanding.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Extension Amendment to the Amended and Restated Memorandum and Articles of Association of the Company
3.2	Conversion Amendment to the Amended and Restated Memorandum and Articles of Association of the Company
10.1	Second Amendment, dated as of August 18, 2023, to Investment Management Trust Agreement, dated as of February 19, 2021
10.2	Promissory Note, dated August 18, 2023
10.3	Form of Amendment to Existing Promissory Notes, dated August 18, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORINGA ACQUISITION CORP

By:	/s/ Gil Maman
Name:	Gil Maman
Title:	Chief Financial Officer

Date: August 22, 2023

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